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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - March 6, 2002


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


            DELAWARE                       0-9808                76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)


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ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     All statements, other than statements of historical fact, included in this report are forward-looking statements, including, but not limited to, statements identified by the words "anticipate," "believe," "estimate," "expect,"
"plan," "intend" and "forecast" and similar expressions and statements regarding our business strategy, plans and objectives of our management for future operations. These statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to:

.. Abrupt or severe production declines or production interruptions in outer continental shelf crude oil production located offshore California and transported on the All American Pipeline;
..  the availability of adequate supplies of and demand for crude oil in the areas in which we operate;
..  the effects of competition;
..  the success of our risk management activities;
..  the availability (or lack thereof) of acquisition or combination opportunities;
..  successful integration and future performance of acquired assets;
..  our ability to receive credit on satisfactory terms;
..  shortages or cost increases of power supplies, materials or labor;
..  weather interference with business operations or project construction
..  the impact of current and future laws and governmental regulations;
.. environmental liabilities that are not covered by an indemnity or insurance; .. fluctuations in the debt and equity markets; and .. general economic, market or business conditions.

     The Partnership undertakes no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in the Partnership's filings with the Securities and Exchange Commission ("SEC"), which are incorporated by reference herein.


CORRECTION TO DISCLOSURE OF 2002 ESTIMATES

  On March 6, 2002, the Partnership filed a current report on Form 8-K. This report is filed to make corrections to the previously filed report. Under the caption "Disclosure of Year 2002 Estimates," the date at the end of the first full paragraph should be "March 5, 2002." In the table captioned "Operating and Financial Guidance," for the quarter ended March 31, 2002, the estimated
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range of Cash Flow from Operations (in thousands) should be from a low of
$21,200 (as opposed to $21,400) to a high of $22,400 (as opposed to $22,200).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  March 7, 2002        By:  Plains AAP, L.P., its general partner

                            By:  Plains All American GP LLC, its general partner

                            By:  /s/ Phil Kramer
                                ---------------------------------------
                            Name:  Phil Kramer
                            Title: Executive Vice President and Chief
                                   Financial Officer